EXHIBIT 10.12.19

LEAP WIRELESS INTERNATIONAL, INC.
2004 STOCK OPTION, RESTRICTED STOCK AND
DEFERRED STOCK UNIT PLAN
RESTRICTED STOCK AWARD GRANT NOTICE AND
RESTRICTED STOCK AWARD AGREEMENT
Leap Wireless International, Inc. (the “Company”), pursuant to its 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, as amended (the “Plan”), hereby grants to the holder listed below (“Holder”), the number of shares of the Company's Common Stock set forth below (the “Shares”). This Restricted Stock award is subject to all of the terms and conditions as set forth herein and in the Restricted Stock Award Agreement attached hereto as Exhibit A (the “Restricted Stock Agreement”) and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Grant Notice and the Restricted Stock Agreement.

Holder:	________________________
Award Number:	________________________
Grant Date:	________________________
Total Number of Shares of Restricted Stock:	______________ shares
Vesting Schedule:	The Shares shall be released from the Forfeiture Restriction set forth in Section 2.1 of the Restricted Stock Agreement on the dates and in the amounts indicated in Exhibit B to this Grant Notice.

By Holder's signature below, or by Holder's submitting his or her electronic acceptance of the Shares subject to this Grant Notice using the website of the Company's designated brokerage firm, Holder agrees to be bound by the terms and conditions of the Plan, the Restricted Stock Agreement and this Grant Notice. Holder agrees to access copies of the Plan and the prospectus governing the Plan (the “Plan Documents”) on the Company's intranet or on the website of the Company's designated brokerage firm. Paper copies are also available upon request to the Secretary of the Company at the Company's corporate offices.
Holder has reviewed this Grant Notice, the Restricted Stock Agreement and the Plan Documents in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Notice or accepting the Shares subject hereto and fully understands all provisions of this Grant Notice, the Restricted Stock Agreement and the Plan. Holder hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator of the Plan upon any questions arising under the Plan, this Grant Notice or the Restricted Stock Agreement.

HOLDER:
By:
Print Name:
Address:

EXHIBIT A
TO RESTRICTED STOCK AWARD GRANT NOTICE
RESTRICTED STOCK AWARD AGREEMENT
Pursuant to the Restricted Stock Award Grant Notice (“Grant Notice”) to which this Restricted Stock Award Agreement (this “Agreement”) is attached, Leap Wireless International, Inc. (the “Company”) has granted to Holder the number of shares of Restricted Stock under the Company's 2004 Stock Option, Restricted Stock and Deferred Stock Unit Plan, as amended (the “Plan”) indicated in the Grant Notice. The Shares are subject to the terms and conditions of the Plan which are incorporated herein by reference. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and the Grant Notice.

ARTICLE I

GRANT OF RESTRICTED STOCK

1.1Grant of Restricted Stock. Effective as of the Grant Date set forth in the Grant Notice (the “Grant Date”), and upon the terms and conditions set forth in the Plan and this Agreement, the Company irrevocably grants to Holder the number of shares of Common Stock set forth in the Grant Notice (the “Shares”) in consideration of Holder's employment with or service to the Company or its Subsidiaries on or before the Grant Date, for which the Administrator has determined Holder has not been fully compensated, and the Administrator has determined that the benefit received by the Company as a result of such employment or service has a value that exceeds the aggregate par value of the Shares, which Shares, when issued in accordance with the terms hereof, shall be fully paid and nonassessable.

1.2Issuance of Shares. On the Grant Date, the Company shall issue the Shares to Holder and shall (a) cause a stock certificate or certificates representing the Shares to be registered in the name of Holder, or (b) cause such Shares to be issued in uncertificated form, with such Shares recorded in the name of Holder in the books and records of the Company's transfer agent, with appropriate notations regarding the restrictions imposed pursuant to this Agreement. If a stock certificate is issued, it shall be delivered to and held in custody by the Company pursuant to Section 1.4 and shall bear the restrictive legends required by Section 3.3 below. The issuance of the Shares shall be subject to the satisfaction of the conditions to issuance set forth in Section 7.9 of the Plan.

1.3Rights as Stockholder. Except as otherwise provided herein, upon issuance of the Shares by the Company, Holder shall have all the rights of a stockholder with respect to said Shares, subject to the restrictions herein, including the right to vote the Shares and to receive all dividends or other distributions paid or made with respect to the Shares; provided, however, that any and all cash dividends paid on such Shares and any and all shares of Common Stock, capital stock or other securities received by or distributed to Holder with respect to the Shares as a result of any stock dividend stock split, reverse stock split, recapitalization, combination, reclassification, or similar change in the capital structure of the Company shall also be subject to the Forfeiture Restriction (as defined in Section 2.1 below) and the restrictions on transfer in Section 2.4 below until such restrictions on the underlying Shares lapse or are removed pursuant to this Agreement and shall be held by the Company pursuant to Section 1.4 pending the removal of such restrictions.

1.4Escrow. The Secretary of the Company, or such other escrow holder as the Administrator may appoint, may retain physical custody of the certificates, if any, representing the Shares (and any dividends or other distributions paid on such Shares) until all of the restrictions imposed pursuant to this Agreement lapse or shall have been removed. In such event, Holder shall not retain physical custody of any certificates representing Unreleased Shares issued to Holder (or any dividends or other distributions paid on such Shares). Holder, by acceptance of this Award, shall be deemed to appoint, and does so appoint, the Company and each of its authorized representatives as Holder's attorney(s)-in-fact to effect any transfer of forfeited Unreleased Shares (and any dividends or other distributions paid on such Shares) to the Company as may be required pursuant to the Plan or this Agreement, and to execute such representations or other documents or assurances as the Company or such representatives deem necessary or advisable in connection with any such transfer.

ARTICLE II

RESTRICTIONS ON SHARES

2.1Forfeiture Restriction. Subject to the provisions of Section 2.2 below, if Holder has a Termination of Employment, Termination of Directorship or Termination of Consultancy, as applicable, all of the Unreleased Shares (as defined below) shall thereupon be forfeited immediately and without any further action of the Company (the “Forfeiture Restriction”). Upon the occurrence of such a forfeiture, the Company shall become the legal and beneficial owner of the Unreleased Shares and all rights and interests therein or relating thereto, and the Company shall have the right to retain and transfer to its own name the number of Unreleased Shares being forfeited by Holder. In the event any of the Shares are forfeited pursuant to this Section 2.1, any dividends or other distributions paid on such Shares and held by the Company shall be retained by the Company. Holder hereby authorizes and directs the Secretary of the Company, or such other person designated by the Administrator, to transfer the Unreleased Shares which have been forfeited pursuant to this Section 2.1 from Holder to the Company.

2.2Release of Shares from Forfeiture Restriction. Subject to Section 2.1 above, the Shares shall be released from the Forfeiture Restriction as indicated in Exhibit B to the Grant Notice. Any of the Shares released from the Forfeiture Restriction shall thereupon be released from the restrictions on transfer under Section 2.4. In the event any of the Shares are released from the Forfeiture Restriction, any dividends or other distributions paid on such Shares and held by the Company pursuant to Section 1.3 shall be promptly paid by the Company to Holder. As soon as administratively practicable following the release of any Shares from the Forfeiture Restriction, the Company shall, as applicable, either deliver to Holder the certificate or certificates representing such Shares in the Company's possession belonging to Holder, or, if the Shares are held in uncertificated form, then the Company shall remove the notations on any such Shares. Holder (or the beneficiary or personal representative of Holder in the event of Holder's death or incapacity, as the case may be) shall deliver to the Company any representations or other documents or assurances as the Company or its representatives deem necessary or advisable in connection with any such delivery.

2.3Unreleased Shares. Any of the Shares which, from time to time, have not yet been released from the Forfeiture Restriction are referred to herein as “Unreleased Shares.”

2.4Restrictions on Transfer. Unless otherwise permitted by the Administrator pursuant to the Plan, no Unreleased Shares or any dividends or other distributions thereon or any interest or right therein or part thereof, shall be liable for the debts, contracts or engagements of Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect.

ARTICLE III

OTHER PROVISIONS
3.1Taxes.
(a)Holder has reviewed with Holder's own tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Grant Notice and this Agreement. Holder is relying solely on such advisors and not on any statements or representations of the Company or any of its representatives or agents. Holder understands that Holder (and not the Company) shall be responsible for Holder's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement. Holder understands that Holder will recognize ordinary income for federal income tax purposes under Section 83 of the Code. Holder understands that Holder may elect to be taxed for federal income tax purposes at the time the Shares are purchased rather than as and when the Forfeiture Restriction lapses by filing an election under Section 83(b) of the Code with the Internal Revenue Service within thirty (30) days from the date of purchase. A form of election under Section 83(b) of the Code is attached to the Grant Notice as Exhibit C.

HOLDER ACKNOWLEDGES THAT IT IS HOLDER'S SOLE RESPONSIBILITY AND NOT THE COMPANY'S TO TIMELY FILE THE ELECTION UNDER SECTION 83(b), EVEN IF HOLDER REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON HOLDER'S BEHALF.
(b)    Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to require payment (which payment may be made in cash, by deduction from other compensation payable to Holder or in any form of consideration permitted by Section 10.4 of the Plan) of any sums required by federal, state or local tax law to be withheld with respect to the issuance, lapsing of restrictions on or sale of the Shares. The Company shall not be obligated to deliver any new certificate representing vested Shares to Holder or Holder's beneficiary or legal representative unless and until Holder or Holder's beneficiary or legal representative, as applicable, shall have paid or otherwise satisfied in full the amount of all federal, state and local taxes applicable to the taxable income of Holder resulting from the issuance, lapsing of restrictions on or sale of the Shares.
3.2Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if Holder is subject to Section 16 of the Exchange Act, the Plan, the Shares and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

3.3Restrictive Legends and Stop-Transfer Orders.

(a)Any share certificate(s) evidencing the Shares issued hereunder shall be endorsed with the following legend and any other legend required by any applicable federal and state securities laws:

THE SHARES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO FORFEITURE UNDER, AND MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH, THE TERMS OF A RESTRICTED STOCK AWARD AGREEMENT BETWEEN THE COMPANY AND THE STOCKHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

(b)Holder agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.
(c)The Company shall not be required: (i) to transfer on its books any shares of Common Stock that have been sold or otherwise transferred in violation of any of the provisions of the Plan or this Agreement, or (ii) to treat as owner of such shares of Common Stock or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

3.4Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company, and any notice to be given to Holder shall be addressed to Holder at the address given beneath Holder's signature on the Grant Notice or to the most recent address for Holder in the Company's personnel records (or, if sent by email, to the most recent email address for Holder in the Company's personnel records). By a notice given pursuant to this Section 3.4, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

3.5Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

3.6Governing Law; Severability. This Agreement shall be administered, interpreted and enforced under the laws of the State of Delaware without regard to conflicts of laws thereof. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

3.7Conformity to Securities Laws. Holder acknowledges that the Plan is intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any and all regulations and rules promulgated by the Securities and Exchange Commission thereunder, and state securities laws and regulations. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the Shares are to be issued, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

3.8Amendments. This Agreement may not be modified, amended or terminated except by an instrument in writing, signed or acknowledged by Holder and by a duly authorized representative of the Company.

3.9No Employment Rights. If Holder is an Employee, nothing in the Plan or this Agreement shall confer upon Holder any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are expressly reserved, to discharge Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written agreement between the Company and Holder.

3.10Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Holder and his or her heirs, executors, administrators, successors and assigns.

EXHIBIT B
TO RESTRICTED STOCK AWARD GRANT NOTICE
VESTING PROVISIONS

Capitalized terms used in this Exhibit B and not defined below shall have the meanings given them in the Agreement to which this Exhibit B is attached.
1.Time-Based Vesting. Subject to any accelerated release pursuant to Section 2 below, if Holder is an Employee, Director or Consultant on each of the vesting dates, the Unreleased Shares shall be released from the Company's Forfeiture Restriction, as follows*:

No. of Shares	Vesting Date

___            ___________
___            ___________
___            ___________

2.Change in Control Accelerated Vesting. In the event of a Change in Control, if Holder is an Employee, Director or Consultant immediately prior to such Change in Control, the Unreleased Shares immediately prior to such Change in Control shall be released from the Company's Forfeiture Restriction on the date of the Change in Control.

3.Limit on Release of Shares. In no event will more than 100% of the Unreleased Shares be released from the Company's Forfeiture Restriction pursuant to the provisions of this Exhibit B.

* Vesting to be specified in individual agreements.

EXHIBIT C
TO RESTRICTED STOCK AWARD GRANT NOTICE
FORM OF 83(B) ELECTION AND INSTRUCTIONS
These instructions are provided to assist you if you choose to make an election under Section 83(b) of the Internal Revenue Code, as amended, with respect to the shares of common stock, par value $0.0001, of Leap Wireless International, Inc. transferred to you. Please consult with your personal tax advisor as to whether an election of this nature will be in your best interests in light of your personal tax situation.
The executed original of the Section 83(b) election must be filed with the Internal Revenue Service not later than 30 days after the date the shares were transferred to you. PLEASE NOTE: There is no remedy for failure to file on time. The steps outlined below should be followed to ensure the election is mailed and filed correctly and in a timely manner. ALSO, PLEASE NOTE: If you make the Section 83(b) election, the election is irrevocable.

1.	Complete Section 83(b) election form (attached as Attachment 1) and make four (4) copies of the signed election form. (Your spouse, if any, should sign Section 83(b) election form as well.)

2.	Prepare the cover letter to the Internal Revenue Service (sample letter attached as Attachment 2).

3.
Send the cover letter with the originally executed Section 83(b) election form and one (1) copy via certified mail, return receipt requested to the Internal Revenue Service at the address of the Internal Revenue Service where you file your personal tax returns. We suggest that you have the package date-stamped at the post office. The post office will provide you with a white certified receipt that includes a dated postmark. Enclose a self-addressed, stamped envelope so that the Internal Revenue Service may return a date-stamped copy to you. However, your postmarked receipt is your proof of having timely filed the Section 83(b) election if you do not receive confirmation from the Internal Revenue Service.

4.	One (1) copy must be sent to Leap Wireless International, Inc. for its records and one (1) copy must be attached to your federal income tax return for the applicable calendar year.

5.	Retain the Internal Revenue Service file stamped copy (when returned) for your records.
Please consult your personal tax advisor for the address of the office of the Internal Revenue Service to which you should mail your election form.

ATTACHMENT 1 TO EXHIBIT C
ELECTION UNDER INTERNAL REVENUE CODE SECTION 83(B)

The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in taxpayer's gross income for the current taxable year the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of shares (the “Shares”) of Common Stock, par value $0.0001 per share, of Leap Wireless International, Inc., a Delaware corporation (the “Company”).

1.	The name, address and taxpayer identification number of the undersigned taxpayer are:
___________________________
___________________________
SSN:
The name, address and taxpayer identification number of the Taxpayer's spouse are (complete if applicable):
___________________________
___________________________
SSN:

2.	Description of the property with respect to which the election is being made:
__________________(_____) shares of Common Stock, par value $0.0001 per share, of the Company.

3.	The date on which the property was transferred was ______________. The taxable year to which this election relates is calendar year 20__.

4.	Nature of restrictions to which the property is subject:
The Shares are subject to forfeiture if unvested as of the date of termination of employment, directorship or consultancy with the Company.

5.	The fair market value at the time of transfer (determined without regard to any lapse restrictions, as defined in Treasury Regulation Section 1.83-3(a)) of the Shares was $___________ per Share.

6.	The amount paid by the taxpayer for Shares was _________per share.

7.	A copy of this statement has been furnished to the Company.

Dated: _____________, 20__    Taxpayer Signature ________________________

The undersigned spouse of Taxpayer joins in this election. (Complete if applicable).
Dated: ______________, 20__    Spouse's Signature ________________________

Signature(s) Notarized by:
___________________________

___________________________

ATTACHMENT 2 TO EXHIBIT C
SAMPLE COVER LETTER TO INTERNAL REVENUE SERVICE
__________________, 20__
VIA CERTIFIED MAIL
RETURN RECEIPT REQUESTED
Internal Revenue Service
[Address where taxpayer files returns]

Re:	Election under Section 83(b) of the Internal Revenue Code of 1986

Taxpayer:	_______________________________________________________________________________

Taxpayer's Social Security Number:	__________________________________________________________

Taxpayer's Spouse:	_________________________________________________________________________

Taxpayer's Spouse's Social Security Number:	____________________________________________
Ladies and Gentlemen:
Enclosed please find an original and one copy of an Election under Section 83(b) of the Internal Revenue Code of 1986, as amended, being made by the taxpayer referenced above. Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of the Election and returning it to me in the self-addressed stamped envelope provided herewith.
Very truly yours,
__________________________________________

Enclosures
cc:    Leap Wireless International, Inc.